LONG-TERM EMPLOYEE-RELATED OBLIGATIONS	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
LONG-TERM EMPLOYEE-RELATED OBLIGATIONS
NOTE 12 -	LONG-TERM EMPLOYEE-RELATED OBLIGATIONS

Severance pay:

The Company and its Israeli subsidiary are required to make severance payments upon dismissal of an employee or upon termination of employment in certain circumstances. The severance payment liability to the employees (based upon length of service and the latest monthly salary - one month’s salary for each year employed) is recorded on the Company’s balance sheet under “Liability in respect of employees rights upon retirement.” The liability is recorded as if it were payable at each balance sheet date on an undiscounted basis.

According to Section 14 of the Israeli Severance Pay Law, the Israeli company’s liability for certain employees, according to their employment agreements, make regular deposits with certain insurance companies for accounts controlled by each applicable employee in order to secure the employee’s retirement benefit obligation. The Company and its Israeli subsidiary are fully relieved from any severance pay liability with respect to each such employee after it makes the payments on behalf of the employee. The liability accrued in respect of these employees and the amounts funded, as of the respective agreement dates, are not reflected in the Company balance sheet, as the amounts funded are not under the control and management of the Company and the pension or severance pay risks have been irrevocably transferred to the applicable insurance companies (the “Contribution Plan”).

With regard to the employees that are not under the “Contribution Plan”, the liability is funded in part from the purchase of insurance policies or by the establishment of pension funds with dedicated deposits in the funds. The amounts used to fund these liabilities are included in the balance sheets under “Funds in respect of employee rights upon retirement.” These policies are the Company’s assets.

In the years ended December 31, 2020, 2019 and 2018 the Company deposited $830, $1,096 and $968 respectively, with pension funds and insurance companies in connection with its severance payment obligations.

Limco-Piedmont sponsors a 401(K) safe harbor profit sharing plan covering substantially all of its employees. The plan requires the employer to contribute a match which is currently done on a payroll period basis, matching 100% of the first 2% and 50% of all salary deferrals made up to the next 3%. In addition, the plan allows for a discretionary qualified non-elective contribution for the plan year. Contributions to the plan by Limco-Piedmont were $156, $367 and $368 for the years ended December 31, 2020, 2019 and 2018, respectively.

The Group expects to contribute approximately $800 in 2021 to the pension funds and insurance companies in respect of their severance and pension pay obligations.

The amounts of severance payments, actually paid to retired employees, by TAT were $380, $689 and $400 for the years ended December 31, 2020, 2019 and 2018.

TAT expects to pay $1,409 in future benefits to their employees during 2021 through 2030 upon their normal retirement age. The amount was determined based on the employee’s current salary rates and the number of service years that will be accumulated upon the retirement date. These amounts do not include amounts that might be paid to employees that will cease working for the Israeli company before their normal retirement age.

Year	Amount
2021	$54
2022	166
2023	240
2024	43
2025	-
Thereafter (through 2030)	906
Total	$1,409